November 2026 Investor Presentation November 2026 Investor Presentation Contact: Allen Danzey CFO The Dixie Group Phone: 706-876-5865 allen.danzey@dixiegroup.com Exhibit 99.1

Forward Looking Statements Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2012 Purchased Colormaster dye house and Crown Rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality
- 2016 Launched Calibré luxury vinyl flooring in Masland Contract
- 2017 Launched Stainmaster® LVF in Masland and Dixie Home
- 2018 Launched engineered wood in our Fabrica brand
- 2018 Unified Atlas and Masland Contract into single business unit
- 2019 Launched TRUCOR ™ and TRUCOR Prime ™ LVF in Dixie Home and Masland
- 2021 Sale of AtlasMasland Commercial Business
- 2022 Launched 1866 By Masland and Décor by Fabrica
- 2024 Celebrating the 50th Anniversary of the Fabrica Brand

3

Dixie Today Dixie Today • Commitment to brands in the upper-end residential market with strong growth potential. • Diversified customer base – Top 10 customers • 6.8% of sales – Top 100 customers • 24.9% of sales 4

Net Sales of Residential Products ($ shown in millions) Net Sales of Residential Products ($ shown in millions) 5 $145 $168 $197 $199 $252 $271 $268 $263 $282 $293 $272 $249 $338 $297 $271 $260 $254 $0 $50 $100 $150 $200 $250 $300 $350 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2022 2024 2025 Residential Division Net Sales

Dixie Group Business Drivers Dixie Group Business Drivers 6 • The residential flooring market is driven by remodeling, existing home sales and new construction of single family and multifamily housing. • Our residential business plays primarily in the mid to high end residential replacement segment, dependent upon consumer confidence, the health of the stock market and interest rates.

Market Data Market Data Industry Sales in Units US Existing Home Sales Mortgage Rates Comparative industry sales data for the twelve months of each year over the last six years show sales down 27.4% in units and 32.3% in dollars. Existing home sales, affected by rising mortgage rates, are down significantly from the strong activity in 2022. Data is for the trailing twelve months for each period Industry Sales in Dollars Data is for the trailing twelve months for each period -27.4% -32.3% 7

Remodeling Activity Remodeling Activity 8

2025 U.S. Flooring Manufacturers 2025 U.S. Flooring Manufacturers Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9 Flooring Manufacturers Flooring $ in millions Flooring Market % Shaw (Berkshire Hathaway) 5,113 21.7% Mohawk (MHK) 4,471 18.9% Engineered Floors 1,452 6.1% MSI 1,396 5.9% AHF/Armstrong 865 3.6% Imports & All Others 10,328 43.8% Total 23,581 100.0%

Carpet Trends – Independent Floor Covering Retailers The Dixie Group as Compared to the Industry Carpet Trends – Independent Floor Covering Retailers The Dixie Group as Compared to the Industry Specialty Retailers excludes big box stores and business related to multi-family housing and new home construction. This most closely represents the area Dixie competes in. Specialty Retail Carpet Trends 10

Market Share Market Share 11Sales by The Dixie Group as a percent of the estimated total residential market

Industry Positioning The Dixie Group Industry Positioning The Dixie Group • Strategically our business is driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with an emphasis on beautiful and trend setting styles, colors, and designs – Be quality focused with a reputation for building excellent products and standing behind what we make – And, unlike most of the industry, not manufacturing driven 12

Dixie Group High-End Residential Sales All Brands Dixie Group High-End Residential Sales All Brands 13 Sales by Brand for Q3 2026 Trailing Twelve Months Trucor Masland DH Floors Fabrica

Dixie Group High-End Residential Sales All Brands Dixie Group High-End Residential Sales All Brands Sales by Channel for Q2 2026 Trailing Twelve Months The company believes that a significant portion of retail sales also involve a designer. 14 Retailer Designer Other Builder

DH FLOORS

THE DIXIE GROUP



- In 2023, we rebranded Dixie Home as DH Floors and celebrated 20 years in the market.
- Affordable Fashion: DH Floors provides well styled carpet and hard surface designs in the mid to high end residential market.
- With a broad range of price points, DH Floors meets the needs of a wide range of consumers through the specialty retail channel.
- Our new collection of beautiful carpet styles made with DuraSilkSD Pet Solutions polyester has been well received by the market and has become a key growth category.
- We are expanding our line of DuraSilkSD carpet styles with unique aesthetics and colorations. We are also launching new EnVision®SD Nylon styles.
- Growth initiatives
  - DuraSilkSD Pet Solutions Polyester
  - EnVision™SD® Pet Solutions
  - TRUCOR® LVF



15

• Inspired by Design: leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven, approximately 14% of sales directly involve a designer • The most versatile offering in the industy • Growth initiatives – 1866 by Masland high end wool and decorative carpet and rugs – EnVision Nylon – EnVisionSD Pet Solutions – Masland Energy Commercial – TRUCOR® LVF 16

• Quality without Compromise: beautiful, high end residential products, manufactured with the finest raw materials and an unwavering commitment to quality and attention to detail. • Designer focused, approximately 21% of sales directly involve a designer • Custom construction, pattern, and color capabilities. • Celebrated the Fabrica brand’s 50th Anniversary in 2024 • Growth initiatives – Fabrica Fine Wood Floors, a sophisticated collection of refined wood flooring – EnVision Nylon – Décor by Fabrica – high end wool and decorative carpet and rugs 17

Business Challenges Business Challenges • Invista sold Stainmaster brand to Lowes • Ultimately led to the loss of our business with Lowes – our largest mass merchant customer • We sold our commercial division to Mannington • Began a restructuring plan to right size our operations to the new sales volume 2021 • Our primary raw material supplier exited the business in an abrupt and abusive manner • We endured exorbitant price increases coupled with significant internal costs, disruptions in operations and delayed introductions of new product • We lost our business with our largest mass merchant retailer as a result of the sale of the Stainmaster brand and cost increases • Exorbitant increase in the freight costs for imported goods • Cost and operational disruptions as a result of our ongoing restructuring plan 2022 • Higher rates on mortgages and inflated housing prices have caused a decline in sales within the flooring industry • Decline in the volume of sales of existing homes - a primary driver for our business • Persistent inflation and other economic conditions have delayed interest cuts expected in 2024 2023 - 2026 18

Cost Reduction Plans Cost Reduction Plans 21 The majority of the cost reductions forecast for 2026 are year over year cost reductions based off of initiatives implemented during the fourth quarter of 2025 or previously. All numbers shown in (000)s 2023 2024 2025 Total 2023 - 2025 2026 Forecast Total Cost Reductions 35,647 10,294 13,355 59,296 17,861 Increases in Gross Margin through Lower Material Costs and/or Increased Pricing 12,628 3,866 5,183 21,677 7,084 Employee Headcount Reductions 13,434 195 1,536 15,165 425 Lower Expenses Related to Samples and Marketing 4,997 1,773 2,180 8,950 4,520 Operational Improvements 2,323 2,783 1,229 6,335 800 Other Cost Reductions 2,265 1,677 3,227 7,169 1,715 - IEEPA Tariff Refund - - - - 3,317 19

Debt Net of Cash We have decreased our debt position, net of cash, by 15.4% over the last nine quarters. All amounts shown in (000)s. Balance Sheet Amounts for: October 2024 December 2024 March 2025 June 2025 September 2025 December 2025 March 2026 June 2026 September 2026 Current Debt 58,653 53,818 57,912 57,311 55,893 56,642 59,222 58,830 58,894 Long Term Debt 28,755 28,530 26,742 26,123 25,539 25,096 24,610 23,935 23,330 Less: Cash (91) (19) (4,795) (4,386) (3,438) (3,204) (2,346) (2,095) (3,706) Less: Restricted Cash - - (4,309) (4,309) (3,886) (3,865) (3,898) (4,033) (4,685) 87,317 82,329 75,550 74,739 74,108 74,670 77,589 76,637 73,834 70,000.00 75,000.00 80,000.00 85,000.00 90,000.00 Oct-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 20

Looking Forward Looking Forward We anticipate strong sales driven by pent up demand when interest rates are reduced and the housing market recovers. Gross margins will continue to improve with increased volume in the manufacturing plants and cost reduction initiatives. Selling and marketing expenses were elevated in previous years, driven by sales initiatives in hard surface, polyester and decorative product offerings. These expenses have returned to normal levels to support product introductions and sample replenishment. 22 21